EXHIBIT 10.37

CONTRACT NO. 6400711368/00
AMENDMENT NO. 05       nbsp
It is hereby agreed that Contract No.6400711368/00 dated April 10, 2001, as amended, between ARAMCO SERVICES COMPANY (“ASC”) and NOVINT TECHNOLOGIES, INC. (“NOVINT” OR “CONTRACTOR”), be further amended as follows:
1.	The period of performance is hereby extended for one additional year, to cover the period from January 2, 2005 to January 1, 2006.

2.	The following services shall be performed by NOVINT:

Enhance event monitoring capabilities:
•	Display **** between current **** and any previous ****.

•	Enhance the “****” **** monitor rule to compute from arbitrary time.

•	Enhance monitored **** to give more information when writing to log file.

•	Add “****” to computer the **** in the **** property values.

•	Add **** operations that only operate on the current **** (min, max, average).

•	Modify “****” that no user acknowledgment is required.

Enable Haptic Device button operations:

•	Enable haptic device button to display the values of all variables loaded and x,y,z location coordinates when a **** is clicked.

•	Enable haptic device button to connect adjacent **** with the closest **** values to the property of the clicked ****.

•	Enhance above item so that the engineer selects both a **** point and a deeper ****

•	Enhance above item so that multiple **** can be generated from the main ****,thus generating a complete **** track.

•	Enable haptic device button to trace a **** entirely at the will of the engineer, who uses haptic button clicks to mark every **** in his track.

•	Write out the **** track created by any of these procedures as a text file so that it can be exported easily to other software.

General enhancements:

•	Display of time/date in the status window.

•	Continue making improvements in dataset sizes/performance.

•	Add another **** workstation to build a **** cluster.

DELIVERABLES
•	Updated version of the VNP2 software for 32-bit Windows.

•	Updated user manual detailing the new features.
3.	NOVINT shall be paid $75,000 for the above services upon receipt of invoice from NOVINT and confirmation of acceptance of the work by SAUDI ARAMCO.
This amendment shall be retroactive to January 2, 2005.
Except as modified hereinabove, all other terms and conditions of Contract No.6400711368/00, as amended, shall remain in full force and effect.

NOVINT TECHNOLOGIES, INC.		ARAMCO SERVICES COMPANY

By:	/s/ Tom Anderson	By:	/s/ Abdulaziz M. Al-Omran

Abdulaziz M. Al-Omran

Title:	CEO	Title: Manager, Technical Services

Date:	9/15/05	Date: 9/2/05